Execution Version
Exhibit 10.6

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 4, 2025 (the “Second Amendment Effective Date”), is by and among Berry Corporation (bry), a Delaware corporation (the “Borrower”), each of the Guarantors, each of the Lenders that is a signatory hereto and Breakwall Credit Management LLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 6, 2024 (as in effect immediately prior to the execution hereof, including as previously amended by that certain First Amendment to Credit Agreement, dated as of December 24, 2024, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, amend the Existing Credit Agreement as set forth herein effective as of the Second Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to this Amendment. Section 1.04 of the Credit Agreement is incorporated herein by reference mutatis mutandis as if fully set forth herein, except to the extent directly conflicting with the immediately preceding sentence.
Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3:

(a)    the Existing Credit Agreement is hereby amended by adding a new Schedule 8.20 to the Existing Credit Agreement, which shall read as set forth on Schedule 8.20 hereto and the “Annexes, Exhibits and Schedules” section of the table of contents is hereby amended to add an entry for “Schedule
8.20 Specified Titled Collateral” in the appropriate numerical order;
(b)    Section 1.02 of the Existing Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Designated Specified Material Titled Collateral” means the Specified Material Titled Collateral described on Part A of Schedule 8.20.
“Second Amendment Effective Date” means April 4, 2025.
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“Second Amendment Excluded Titled Collateral” means Titled Collateral that is owned by a Credit Party on the Second Amendment Effective Date constituting well service rigs that are not described on Schedule 8.20.
“Specified Material Titled Collateral” means Titled Collateral that is owned by a Credit Party constituting well service rigs and further described on Schedule 8.20.
(c)    Section 8.20 of the Existing Credit Agreement is hereby amended by amending and restating the section in its entirety as follows:
Section 8.20    Titled Collateral.
(a)    Within 20 days after the Second Amendment Effective Date (or such later date in the Administrative Agent’s sole discretion), the Credit Parties shall (i) deliver each certificate of title of the Specified Material Titled Collateral not constituting Designated Specified Material Titled Collateral to the Collateral Agent and (ii) (A) deliver each certificate of title of the Designated Specified Material Titled Collateral to the Collateral Agent (or the designee thereof), (B) deliver executed powers of attorney (in the form previously provided to counsel to the Credit Parties by counsel to the Collateral Agent) on behalf of each Credit Party that is the owner of record of any Designated Specified Material Titled Collateral to the Collateral Agent (or the designee thereof), (C) pay the Collateral Agent’s designee for all reasonable costs and expenses incurred in connection with rendering services in connection with perfecting Liens on Designated Specified Material Titled Collateral (to the extent invoiced within 15 days after the Second Amendment Effective Date) and (D) effect other arrangements (if any) requested by the Administrative Agent which are strictly necessary to perfect Liens in favor of the Collateral Agent on Designated Specified Material Titled Collateral (other than filing with the registrar of motor vehicles or other appropriate authority on the applicable certificate of title an application or other applicable document requesting a notation or other indication of the security interest), it being understood that, notwithstanding anything to the contrary herein, this clause (ii) shall not be applicable with respect to any Specified Material Titled Collateral not constituting Designated Specified Material Titled Collateral, and the only obligation that the Credit Parties have with respect to Specified Material Titled Collateral not constituting Designated Specified Material Titled Collateral shall be to deliver the certificates of title of such Material Titled Collateral to the Collateral Agent.
(b)    At any time after the Second Amendment Effective Date, in the event any Credit Party acquires Material Titled Collateral (other than the Second Amendment Excluded Titled Collateral), or any Person owning any Material Titled Collateral (other than the Second Amendment Excluded Titled Collateral) becomes a Credit Party, the Credit Parties shall effect arrangements reasonably necessary (as determined by the Administrative Agent in its reasonable discretion) to perfect Liens in favor of the Collateral Agent on such Material Titled Collateral (including, to the extent required for such perfection, by executing and filing with the registrar of motor vehicles or other appropriate authority on the applicable certificate of title an application or other applicable document requesting a notation or other indication of the security interest) within sixty (60) days of acquisition thereof (or such later date as the Administrative Agent may agree in its sole discretion).

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For the avoidance of doubt, nothing in this Amendment amends or modifies the Annexes, Exhibits or Schedules to the Existing Credit Agreement, other than as set forth in Section 2(a).
Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction or the waiver of the following conditions precedent:

3.1    Counterparts. The Administrative Agent shall have received counterparts of this Amendment from the Administrative Agent, the Credit Parties, and each of the Lenders constituting at least the Majority Lenders signed on behalf of such persons.

3.2    Fees, Expenses etc. The Borrower shall have paid (i) all accrued and unpaid fees owing under the Existing Credit Agreement in connection with this Amendment and payable on or prior to the Second Amendment Effective Date and (ii) all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent associated with the Amendment contemplated herein, incurred on or before the effectiveness of this Amendment and that have been invoiced to the Borrower at least one (1) Business Day prior to the Second Amendment Effective Date and not previously paid.
3.3    No Default. No Default or Event of Default shall have occurred and be continuing at the time of and immediately after giving effect to this Amendment.
3.4    Representations and Warranties. All of the representations and warranties made by the Credit Parties under the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that (i) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Second Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) any such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties are true and correct in all respects.
Without limiting the generality of the provisions of Section 11.04 of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.    Miscellaneous.
4.1    Confirmation and Effect. The provisions of the Existing Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.

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4.2     Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Existing Credit Agreement, as amended hereby (including, without limitation, the Guaranty and all Liens granted pursuant to the Security Agreement and the other Loan Documents) and the other Loan Documents to which it is a party, (iii) acknowledges, renews and continues its liability under the Existing Credit Agreement, as amended hereby (including, without limitation, the Guaranty and all Liens granted pursuant to the Security Agreement and the other Loan Documents) and the other Loan Documents to which it is a party, (iv) agrees that the Security Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Guaranteed Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that all of the representations and warranties of such Credit Party under the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date and after giving effect to the amendments set forth in Section 2, except to the extent that (A) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Second Amendment Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) any such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties are true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally (including Debtor Relief Laws) and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Default or Event of Default exists.
4.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
4.4    Final Agreement. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

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CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5    Governing Law; Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Sections 12.09(b), 12.09(c), and 12.09(d) of the
Credit Agreement are incorporated herein by reference, mutatis mutandis.
4.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.7    Indemnity; Damage Waiver. Section 12.03 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.
4.8    Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
4.9    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.11    Loan Document. This Amendment constitutes a Loan Document under and as defined in the Credit Agreement.
[Signature Pages Follow.]

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The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	BERRY CORPORATION (BRY) a Delaware corporation By: Name: Jeffrey D. Magids Title: Vice President, Chief Financial Officer
GUARANTORS:	BERRY PETROLEUM COMPANY, LLC, a Delaware limited liability company By: Name: Jeffrey D. Magids Title: Vice President, Chief Financial Officer

MACPHERSON ENERGY, LLC
a Delaware limited liability company
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
MACPHERSON OIL COMPANY LLC
a California limited liability company
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
MACPHERSON ROUND MOUNTAIN HOLDINGS, LLC
a California limited liability company
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
MACPHERSON POWER COMPANY, LLC
a California limited liability company
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

MACPHERSON POWER COMPANY, L.P.,
a California limited partnership

By: MACPHERSON POWER COMPANY, LLC, its general
partner
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
MACPHERSON OPERATING COMPANY, LLC
a California limited liability company
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
MACPHERSON OPERATING COMPANY, L.P.,
a California limited partnership
By: MACPHERSON OPERATING COMPANY, LLC, its
general partner
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
MACPHERSON POWER COMMERCIAL SERVICES, LLC
a California limited liability company
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

MACPHERSON POWER COMMERCIAL SERVICES, L.P.,
a California limited partnership
By: MACPHERSON POWER COMMERCIAL SERVICES,
LLC, its general partner
By:         Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

MACPHERSON LAND COMPANY, LLC,
a California limited liability company
By:             Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
MACPHERSON LAND COMPANY, L.P.,
a California limited partnership
By: MACPHERSON LAND COMPANY, LLC, its general
partner
By:             Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
MACPHERSON GREEN POWER COMPANY, LLC
a California limited liability company
By:             Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer
CJ BERRY WELL SERVICES MANAGEMENT, LLC,
a Delaware limited liability company
By:             Name: Jeffrey D. Magids
Title: Vice President, Chief Financial Officer

C&J WELL SERVICES, LLC, a Delaware limited liability company By: Name: Jeffrey D. Magids Title: Vice President, Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

ADMINISTRATIVE AGENT:	BREAKWALL CREDIT MANAGEMENT LLC, as Administrative Agent
By:
Name: David Walters Hughes
Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

LENDERS:
VALOR UPSTREAM CREDIT PARTNERS,
L.P., as a Lender
Pursuant to power of attorney granted to Breakwall Investment Advisor LLC
By: Breakwall Investment Advisor LLC, as attorney-in-fact for Valor Upstream Credit Partners, L.P.
By:          Name: David Walters Hughes
Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

SCHEDULE 8.20

[Attached]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT - BERRY CORPORATION (BRY)]

Part A

	Equipment ID	Registered Owner	Serial Number	Model Year	Manufacturer
1	R356	C&J WELL SERVICES LLC	197	1981	HOPPER
2	R374	C&J WELL SERVICES LLC	ALRR1098	1981	IDECO
3	R378	C&J WELL SERVICES LLC	ALRR1105	1982	IDECO
4	R383	C&J WELL SERVICES LLC	ALRR1282	1982	IDECO
5	R386	C&J WELL SERVICES LLC	1592	1980	COOPER
6	R389	C&J WELL SERVICES LLC	ALRR974	1980	IDECO
7	R451	C&J WELL SERVICES LLC	2018L	1981	COOPER
8	R487	C&J WELL SERVICES LLC	ALRR1066	1981	IDECO
9	R576	C&J WELL SERVICES LLC	IGXTA205	1982	HOPPER
10	R765	C&J WELL SERVICES LLC	1GXTA149	1966	HOPPER
11	R1005	C&J WELL SERVICES LLC	AL44790	1978	IDECO
12	R1020	C&J WELL SERVICES LLC	GXTA163	1963	HOPPER
13	R1024	C&J WELL SERVICES LLC	GXTA199	1965	HOPPER
14	R1037	C&J WELL SERVICES LLC	ALRR922	1980	IDECO
15	R1059	C&J WELL SERVICES LLC	ALRR921	1980	IDECO
16	R1068	C&J WELL SERVICES LLC	ALRR1085	1981	IDECO
17	R1073	C&J WELL SERVICES LLC	ALRR1143	1981	IDECO
18	R1077	C&J WELL SERVICES LLC	1GTA124	1962	HOPPER
19	R1078	C&J WELL SERVICES LLC	IGTA147	1966	HOPPER
20	R1083	C&J WELL SERVICES LLC	IGTA187	1980	HOPPER
21	R1086	C&J WELL SERVICES LLC	8468	1982	WILSON
22	R1087	C&J WELL SERVICES LLC	LT01222	1978	COOPER
23	R1114	C&J WELL SERVICES LLC	IGTA126	1963	HOPPER
24	R1115	C&J WELL SERVICES LLC	IGTA127	1963	HOPPER
25	R1118	C&J WELL SERVICES LLC	IGTA140	1965	HOPPER

	Equipment ID	Registered Owner	Serial Number	Model Year	Manufacturer
26.	R1119	C&J WELL SERVICES LLC	1GXTA148	1966	HOPPER
27.	R1125	C&J WELL SERVICES LLC	1GTA193	1980	HOPPER
28.	R1143	C&J WELL SERVICES LLC	1GTA186	1979	HOPPER
29.	R1144	C&J WELL SERVICES LLC	1GFA200	1956	HOPPER
30.	R1146	C&J WELL SERVICES LLC	IGTA174	1970	HOPPER
31.	R1147	C&J WELL SERVICES LLC	IGTA175	1970	HOPPER
32.	R1148	C&J WELL SERVICES LLC	IGTA181	1975	HOPPER
33.	R1149	C&J WELL SERVICES LLC	IGTA166	1968	HOPPER
34.	R1150	C&J WELL SERVICES LLC	1GTA179	1972	HOPPER
35.	R1151	C&J WELL SERVICES LLC	IGTA188	1980	HOPPER
36.	R1152	C&J WELL SERVICES LLC	IGTA189	1980	HOPPER
37.	R1153	C&J WELL SERVICES LLC	13752	1980	HALL MACHINE
38.	R1154	C&J WELL SERVICES LLC	15742	1982	HALL MACHINE
39.	R1165	C&J WELL SERVICES LLC	IGTA151	1966	HOPPER
40.	R1166	C&J WELL SERVICES LLC	1GTA152	1966	HOPPER
41.	R1167	C&J WELL SERVICES LLC	IGTA167	1966	HOPPER
42.	R1169	C&J WELL SERVICES LLC	1GTA155	1967	HOPPER
43.	R1171	C&J WELL SERVICES LLC	1GTA171	1970	HOPPER
44.	R1172	C&J WELL SERVICES LLC	1GTA172	1970	HOPPER
45.	R1173	C&J WELL SERVICES LLC	IGTA173	1970	HOPPER
46.	R1174	C&J WELL SERVICES LLC	1GTA176	1971	HOPPER
47.	R1176	C&J WELL SERVICES LLC	1GTA178	1972	HOPPER
48.	R1178	C&J WELL SERVICES LLC	15128	1981	HALL MACHINE
49.	R1179	C&J WELL SERVICES LLC	2026260	1981	HALL MACHINE
50.	R1185	C&J WELL SERVICES LLC	1024	1982	HOPPER
51.	R1186	C&J WELL SERVICES LLC	GXXTA482	1981	HOPPER

Part B

	Equipment ID	Registered Owner	Serial Number	Model Year	Manufacturer
1	R87	C&J WELL SERVICES INC	265	1969	HOPPER
2	R342	C&J WELL SERVICES INC	ACRR911	1980	IDECO
3	R350	C&J WELL SERVICES INC	ALRR1076	1981	IDECO
4	R384	C&J WELL SERVICES INC	ALRR1283	1982	IDECO
5	R440	C&J WELL SERVICES INC	1779	1981	COOPER
6	R486	C&J WELL SERVICES INC	ALRR1065	1981	IDECO
7	R747	C&J WELL SERVICES INC	ALRR1281	1982	IDECO
8	R1058	C&J WELL SERVICES INC	ALRR919	1980	IDECO
9	R1070	C&J WELL SERVICES INC	ALRR1141	1981	IDECO
10	R1079	C&J WELL SERVICES INC	IGTA130	1964	HOPPER
11	R1084	C&J WELL SERVICES INC	IGTA199	1981	HOPPER
12	R1126	C&J WELL SERVICES INC	15176	1981	HALL MACHINE
13	R1128	C&J WELL SERVICES INC	15739	1982	HALL MACHINE
14	R1175	C&J WELL SERVICES INC	1GTA177	1972	HOPPER
15	R1187	C&J WELL SERVICES INC	1GTA145	1965	HOPPER
16.	R1506	C&J WELL SERVICES INC	2R9SB854X6267 8044	2006	CROWN
17.	R1508	C&J WELL SERVICES INC	2R9SB854362678 046	2006	CROWN
18.	R1512	C&J WELL SERVICES INC	2R9SB854262678 104	2006	CROWN
19.	R1513	C&J WELL SERVICES INC	2R9SB854462678 105	2006	CROWN
20.	R1514	C&J WELL SERVICES INC	2R9SB854X7267 8014	2006	CROWN

	Equipment ID	Registered Owner	Serial Number	Model Year	Manufacturer
21.	R1515	C&J WELL SERVICES INC	2R9SB854172678 015	2006	CROWN
22.	R1516	C&J WELL SERVICES INC	2R9SB854372678 016	2006	CROWN
23.	R1518	C&J WELL SERVICES INC	2R9SB854772678 018	2006	CROWN
24.	R1519	C&J WELL SERVICES INC	2R9SB854972678 019	2006	CROWN
25.	R1817	BASIC ENERGY SERVICES	1C9SX15417A97 8009	2007	CROWN
26.	R1055	C&J WELL SERVICES INC	ALPR909	1980	IDECO
27.	R1182	C&J WELL SERVICES INC	ALRR969	1980	IDECO